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                                                               EXHIBIT 23.2
                                                               ------------

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March 31, 1997 appearing on page 15 of the NetVantage, Inc. Annual Report on Form 10-K for the year ended December 31, 1996.


/s/ Price Waterhouse LLP

Price Waterhouse LLP

Costa Mesa, California
October 22, 1997